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                                                                    EXHIBIT 23.0


                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31015) and Form S-8 (No. 333-79881) of BJ's Wholesale Club, Inc. of our report dated March 5, 2001 relating to the financial statements, which appear in this Annual Report on Form 10-K.



/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 18, 2001